UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA

GLORIA BASARABA, Derivatively on Behalf of Nominal
Defendant SKECHERS U.S.A., INC.,
Plaintiff,
v.
ROBERT GREENBERG, MICHAEL GREENBERG, JEFFREY GREENBERG,
DAVID WEINBERG, RICHARD SISKIND, GEYER KOSINSKI, MORTON
ERLICH, RICHARD A. RAPPAPORT, and THOMAS WALSH,
Defendants,
-and-
SKECHERS U.S.A., INC.,
Nominal Defendant.
Case No. 13-CV-05061-PSG (SHx) NOTICE OF PENDENCY AND SETTLEMENT OF DERIVATIVE ACTION Courtroom: 880 Judge: Hon. Philip S. Gutierrez Complaint Filed: September 5, 2013 Trial Date: N/A

TO: ANY OWNER OF SKECHERS U.S.A., INC.’S COMMON STOCK.

PLEASE READ THIS NOTICE CAREFULLY
THIS NOTICE RELATES TO THE PENDENCY AND PROPOSED SETTLEMENT OF THIS SHAREHOLDER DERIVATIVE
LITIGATION

YOU ARE HEREBY NOTIFIED, pursuant to Federal Rule of Civil Procedure 23.1 and an Order of the United States District Court for the Central District of California, Western Division (the “Court”), that a proposed settlement (the “Settlement”) has been reached between Plaintiff, on behalf of nominal defendant Skechers U.S.A., Inc. (“Skechers” or the “Company”), and the Individual Defendants and Skechers in the above-captioned derivative litigation (the “Derivative Action”). The Individual Defendants are Robert Greenberg, Michael Greenberg, Jeffrey Greenberg, David Weinberg, Richard Siskind, Geyer Kosinski, Morton Erlich, Richard A. Rappaport, and Thomas Walsh. The Derivative Action has been brought derivatively on behalf of Skechers to remedy the harm allegedly caused to the Company by the Individual Defendants’ alleged breach of their fiduciary duties and other alleged violations under state law.

The benefits to the Company of the proposed Settlement, which is subject to Court approval, include Skechers’ adoption of certain corporate governance measures, as set forth in the Stipulation of Settlement (“Stipulation”).

A hearing (the “Settlement Hearing”) will be held by the Court at the United States Courthouse, Courtroom 880, Edward R. Roybal Federal Building, 255 East Temple Street, Los Angeles, CA, 90012 to determine: (a) whether the Settlement of this action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to current Skechers shareholders and to Skechers and should be approved by the Court; (b) whether the proposed Final Judgment should be entered herein, including its following provisions: (i) approving the Settlement, including the release of all Released Claims against the Released Persons, as fair, reasonable, adequate, and in the best interest of Skechers; (ii) dismissing the Derivative Action with prejudice; (iii) authorizing payment of Fees and Expenses not exceeding $350,000.00 in total; and (iv) authorizing payment of an Incentive Award to Plaintiff not exceeding $1,000.00 to be paid from the Fees and Expenses sought by Plaintiff’s Counsel.

The Individual Defendants have denied, and continue to deny, and have contested and continue to contest each and every allegation of liability and wrongdoing on their part, and assert that they have strong factual and legal defenses to all claims alleged against them in the Verified Shareholder Derivative Complaint (the “Complaint”) and that such claims are without merit. Without admitting any wrongdoing or liability on their part whatsoever, the Individual Defendants nevertheless are willing to enter into the Settlement provided for herein in order fully and finally to settle and dispose Derivative Action and to avoid the continuing burden, expense, inconvenience, and distraction of this protracted litigation of all claims that have been or could have been asserted against them in this

I.	THE DERIVATIVE ACTION

A. Background

On June 12, 2012, Plaintiff’s Counsel initiated an investigation concerning the claims asserted in the Litigation. Plaintiff’s factual investigation has included reviewing corporate documents obtained pursuant to a request for books and records under section 220 of the Delaware Corporate Law, the organization and analysis of public filings by Skechers with the Securities and Exchange Commission (the “SEC”), and press releases issued by Skechers and other public statements about Skechers issued by third parties. Plaintiff’s legal investigation has included researching applicable law to allege and prove her claims.

On July 15, 2013, Plaintiff moved to file under seal a verified shareholder derivative complaint against Skechers, the Individual Defendants, and a former employee. The complaint included allegations of breach of fiduciary duties, gross mismanagement, waste of corporate assets, and unjust enrichment based on the development of Skechers’ toning footwear products, advertising and marketing activities relating thereto, and subsequent litigation involving those issues. The complaint sought compensatory damages, a court order directing Skechers to reform and improve their corporate governance and internal procedures, and attorneys’ fees, costs and expenses. On August 26, 2013, the Court denied plaintiff’s motion to seal and ordered that she file an operative complaint. On September 5, 2013, plaintiff filed the operative Complaint against the same defendants, except for the former employee. The Complaint seeks to recover under the same causes of action as in the prior complaint on the basis of many of the same allegations. The Individual Defendants deny all allegations of wrongdoing.

On November 12, 2013, and November 15, 2013, the Individual Defendants and Skechers respectively moved to dismiss the Complaint. The parties stipulated to a briefing schedule, which permitted Plaintiff to either oppose Defendants’ motions to dismiss or amend the Complaint.

On November 19, 2013, in an attempt to resolve the matter, the parties participated in a mediation presided by the Hon. Dickran M. Tevrizian (Ret.), who was assisted by the Hon. Irma E. Gonzalez (Ret.). Subsequently, the parties engaged in additional mediation sessions. For the past seven months, the parties engaged in extensive negotiations regarding a potential settlement of this Derivative Action. As a result of the mediation sessions and settlement discussions, the parties have ultimately agreed to the terms contained herein.

B. The Individual Defendants’ Denial of Wrongdoing

The Individual Defendants deny any wrongdoing, and nothing in the Stipulation shall be construed or deemed to be evidence of, or an admission or concession on the part of Skechers or any Individual Defendant, or as evidence, of the truth or validity of any of the allegations in this Action, or of any liability, fault, or wrongdoing of any kind or any infirmity in the defenses that the Defendants could have asserted. Each of the Individual Defendants has further asserted and continues to assert that at all material times, he has acted in good faith and in a manner he reasonably believed to be in the best interest of Skechers and its shareholders. The Individual Defendants deny that they have committed any act or omitted to perform any act that gives rise to any liability or violation of securities law or breach of fiduciary duties. The Defendants have also taken into consideration the risks and uncertainty inherent in any litigation, especially in complex cases like this Derivative Action.

The Defendants therefore have determined that it is desirable and beneficial that the Litigation be settled in the manner and upon the terms and conditions set forth in this Stipulation, to eliminate the burden, inconvenience, and expense of litigation, and to permit the operation of Skechers’ business without the distraction and diversion of Skechers’ executive personnel and Board of Directors as to matters at issue in this Derivative Action. The Defendants do not dispute that this Derivative Action is being voluntarily settled upon the advice of counsel, and that the terms of the Settlement are fair, adequate, and reasonable. The Stipulation shall not be construed or deemed to be a concession by any party of any infirmity in, or validity of, the claims asserted in this Derivative Action.

C. Plaintiff’s and Plaintiff’s Counsel’s Position

Plaintiff and Plaintiff’s Counsel believe that the claims asserted in the Litigation have merit. However, in light of the uncertain outcome and risk of litigation, particularly complex derivative actions such as this Litigation, as well as the relevant facts, allegations, defenses, and controlling legal principles, Plaintiff and Plaintiff’s Counsel believe the Settlement provides a good outcome for Skechers. The Settlement provides for corporate governance reform that will benefit Skechers and its shareholders. Based on the benefits that the Company and its shareholders will receive from the Settlement, the risks involved with continued litigation and the difficulties and delays inherent in the litigation, and the desirability of permitting the Settlement to be consummated, as provided by the terms of the Stipulation, Plaintiff’s Counsel has determined that the Settlement is in the best interests of Plaintiff, Skechers, and its shareholders.

II.	TERMS OF THE PROPOSED SETTLEMENT

The full terms and conditions of the Settlement are embodied in the Stipulation, which is on file with the Court. The following identifies the corporate governance provisions adopted in the Settlement for a period of three years. These corporate governance provisions are designed to assure the independence of the Board and several of its principal committees and improve its policies and procedures. The provisions are the result of arm’s-length negotiation between Plaintiff and Defendants by their respective counsel. The Individual Defendants have acknowledged that they were aware of and considered Plaintiff’s allegations and demands in connection with the Board’s decision to adopt the provisions described below:

(a) The establishment of written guidelines for the future selection of vacancies on the Board of Directors, including guidelines for defining independence for independent Board Members.

(b) A requirement that at least 50% of Board Members be independent as defined by SEC and New York Stock Exchange rules, with annual certification by the Board that this is the case.

(c) An expectation that all Board Members attend the annual meeting of shareholders either in person or via telephonic conference.

(d) An expectation that each Board Member will attend at least 75% of all meetings of the Board and of any Committee on which the Board Member sits either in person or via telephone conference.

(e) A requirement that the position of Lead Independent Director rotate to another independent Board Member five years from the date of this Stipulation, after which the position shall rotate among the independent Board Members every five years.

(f) A requirement that the Head of Internal Audit, who is responsible for reviewing Skechers’ internal controls on an ongoing, real time basis, shall report to the Chair of the Audit Committee.

(g) A requirement that each of the Board’s three committees, the Audit Committee, Compensation Committee, and Nominating and Governance Committee, be made up of three independent directors, and that each director be chair of no more than two committees at any given time.

(h) An expectation that the Board Members shall maintain ownership of a minimum of 1,000 shares of Skechers common stock during the time that they are a director.

(i) An expectation that the classified Board structure be eliminated over time so that from and after the 2015 annual meeting all Members shall be subject to an annual election.

(j) An expectation that the Board’s outside directors shall periodically attend a governance program such as the Stanford Directors College or similar educational program or other ISS accredited program, including a program that pertains to a Board Member’s Committee duties.

(k) A requirement that Board membership and biographies, Board Committee membership and charters, the Corporate Governance Guidelines, and the Corporate By-laws be made available to the public through the Skechers website.

In addition, as part of the Settlement, Skechers agrees to the following measures:

(a) Skechers will maintain its code of business ethics as required by the rules of the New York Stock Exchange and rules and regulations promulgated by the Securities and Exchange Commission under the direction of its General Counsel with the assistance of Human Resources Department and continue to provide periodic business ethics and code of conduct training to its employees and additional training to managers with functions that require the approval, preparation, execution, or dating of documents.

(b) All significant advertising campaigns will be reviewed by the legal department or outside legal counsel for appropriateness and legal conformity. These reviews will be confidential and protected by the attorney-client privilege.

(c) Skechers will continue to abide by all measures described in the settlement with the Federal Trade Commission in the Stipulated Final Judgment and Order for Permanent Injunction and Other Equitable Relief in the case Federal Trade Commission v. Skechers U.S.A., Inc., 1:12-cv-01214 (N.D. Ohio May 16, 2012).

Finally, the Board of Directors will be permitted to review and amend these corporate governance measures within their business judgment after three years from the time such measures are implemented.

III.	RELEASES

The full terms of the Dismissal and Release of Claims are set forth in the Stipulation. The following is only a summary.

Upon the Effective Date of the Settlement, Skechers and Plaintiff will be deemed to have released the Released Claims against the Released Persons, both as defined below. Moreover, the judgment to be entered upon approval of the Settlement will preclude the filing of any action purporting to litigate the Released Claims against the Released Persons. Upon the Effective Date, each of the Individual Defendants will be deemed to have released claims against Skechers, Plaintiff, and Plaintiff’s Counsel from all claims relating to or arising out of, or connected with the institution, prosecution, assertion, settlement, or resolution of this Derivative Action or the Released Claims.

“Released Claims” means and includes any and all claims, causes of action, demands, rights or liabilities, including but not limited to, claims for negligence, gross negligence, professional negligence, breach of duty of care, breach of duty of loyalty, fraud, breach of fiduciary duty, malpractice, breach of contract, negligent misrepresentation, waste of corporate assets, gross mismanagement, unjust enrichment, violations of any state or federal statutes, rules or regulations, and any Unknown Claims as defined below, that have been or that could have been asserted in this or any other forum or proceeding by Skechers, by Plaintiff derivatively on behalf of Skechers, or by or on behalf of any of Skechers’ stockholders derivatively on behalf of Skechers, against the Released Persons arising out of, relating to or in connection with:

(a) Any of the facts, circumstances, allegations, claims, causes of action, representations, statements, reports, disclosures, transactions, events, occurrences, acts, omissions, or failures to act, of whatever kind or character whatsoever, irrespective of the state of mind of the actor performing or omitting to perform the same that have been or could have been alleged in any pleading, amended pleading, complaint, amended complaint, brief, motion, report, or filing in the litigation; and

(b) Any claims for expenses, costs or fees incurred by Skechers for or on behalf of itself or any of the Released Persons in connection with the investigation, defense, or settlement of the Litigation, including, but not limited to, attorneys’ fees, costs and any settlement or other expenses (collectively “Defense Expenses”), except to the extent that Skechers is entitled to reimbursement under any policy of insurance for or of any such Defense Expenses advanced by it.

“Released Persons” means each and all of the Defendants and their Related Parties. “Related Parties” means each of a Defendant’s past or present employees, partners, principals, agents, underwriters, insurers, co-insurers, re-insurers, any entity in which the person has a controlling interest, attorneys, accountants, auditors, advisors, personal or legal representatives, predecessors, successors, parents, subsidiaries, divisions, joint ventures, assigns, spouses, heirs, associates, related or affiliated entities, any members of their immediate families, or any trust of which any Defendant is the settlor or which is for the benefit of any Defendant or member(s) of his or her family.

“Unknown Claims” means any Released Claims that Skechers, Plaintiff, or any of Skechers’ stockholders derivatively on behalf of Skechers do not know or suspect to exist in his, her, or its favor at the time of the release of the Released Persons which, if known by him, her, or it, might have affected his, her, or its settlement with and release of the Released Persons, or might have affected his, her, or its decision not to object to this settlement. With respect to any and all Released Claims, upon the Effective Date, the Settling Parties shall be deemed to have, and by operation of the Final Order and Judgment shall have, expressly waived and relinquished, to the fullest extent permitted by law, the provisions, rights and benefits of section 1542 of the California Civil Code, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each of the parties, upon the Effective Date, shall be deemed to have, and by operation of the Final Order and Judgment shall have, waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law, which is similar, comparable, or equivalent to section 1542 of the California Civil Code. The parties may hereafter discover facts in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims, but the parties, upon the Effective Date, shall be deemed to have, and by operation of the Final Order and Judgment shall have, fully, finally and forever settled and released any and all Released Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist or heretofore have existed upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts.

Nothing herein shall in any way impair or restrict the rights of any party to enforce the terms of this Stipulation.

IV.	ATTORNEYS’ FEES AND EXPENSES

After reaching agreement to take the actions set forth above, counsel for the parties reached agreement concerning the attorneys’ fees, costs, and expenses (“Fees and Expenses”). Plaintiff’s Counsel intends to request Court approval of an award of Fees and Expenses, as well as an award to be paid to Plaintiff for the additional time, effort, and risk associated with bearing the fiduciary duties of a derivative plaintiff (“Incentive Award”). Plaintiff’s Counsel intends to seek Court approval of the settlement and an award of Fees and Expenses and Incentive Award in the amounts of $350,000 and $1,000, respectively. The Incentive Award is to be paid from the Fees and Expenses sought by Plaintiff’s Counsel. Counsel for Defendants have agreed not to oppose an application for Fees and Expenses and an Incentive Award, which collectively shall not exceed $350,000.00 in total. The parties have agreed that subsequent to the Court’s approval of the Fees and Expenses and Incentive Award, Defendants, directly or through their insurer, will pay to Plaintiff’s Counsel the Fees and Expenses and Incentive Award approved by the Court. Defendants shall not otherwise be required to pay Plaintiff or Plaintiff’s Counsel for any fees, expenses, costs, or other sums incurred in connection with the Action or otherwise. The Fees and Expenses and Incentive Award shall be paid within ten business days after the later of (1) entry of the Final Order and Judgment; (2) receipt by Skechers of the name of the payee(s) and their respective W-9 forms; and (3) execution of the certificates referenced below.

In the event that the Effective Date does not occur, or the Final Order and Judgment is reversed or modified on appeal, and in the event that Defendants have made any payments to the Fees and Expenses and Incentive Award, then Plaintiff or Plaintiff’s Counsel shall within ten (10) business days from receiving notice from Defendants’ attorneys or from a court of appropriate jurisdiction, refund to Defendants or their insurers the Fees and Expenses and Incentive Award previously paid to them, in an amount consistent with such reversal or modification. Plaintiff’s Counsel, as a condition of receiving such Fees and Expenses and Incentive Award, on behalf of itself and each partner or shareholder of it, agrees (and will execute a certificate evidencing its agreement) that Plaintiff’s Counsel and its partners or shareholders are subject to the jurisdiction of the Court for the purpose of enforcing this section of the Stipulation. Without limitation, Plaintiff’s Counsel and its partners or shareholders agree (and will execute a certificate evidencing its agreement) that the Court may, upon application by Skechers or the Individual Defendants, summarily issue orders, including but not limited to, judgments and attachment orders, and may make appropriate findings of or sanctions for contempt, against them or any of them should Plaintiff or Plaintiff’s Counsel fail timely to repay Fees and Expenses and Incentive Award pursuant to this section of the Stipulation.

V.	THE HEARING AND YOUR RIGHTS AS SHAREHOLDERS

A hearing will be held on November 10, 2014, at 1:30 p.m. before the Honorable Philip S. Gutierrez, United States District Judge, at United States Courthouse, Courtroom 880, Edward R. Roybal Federal Building, 255 East Temple Street, Los Angeles, CA, 90012, for the purpose of determining: (a) whether the Settlement of this action on the terms and conditions provided for in the Stipulation is fair, reasonable, and adequate to current Skechers shareholders and to Skechers and should be approved by the Court; (b) whether the proposed Final Judgment should be entered herein, including its following provisions: (i) approving the Settlement, including the release of all Released Claims against the Released Persons, as fair, reasonable, adequate, and in the best interest of Skechers; (ii) dismissing the Derivative Action with prejudice; (iii) authorizing payment of Fees and Expenses not exceeding $350,000.00 in total; and (iv) authorizing payment of an Incentive Award to Plaintiff not exceeding $1,000.00 to be paid from the Fees and Expenses sought by Plaintiff’s Counsel. The hearing may be adjourned from time to time by the Court at the hearing or any adjourned session thereof without further notice other than by announcement of such adjournment.

Any current Skechers shareholder may object to the Settlement, Plaintiff’s Counsel’s request for attorney’s fees and expenses, or Plaintiff’s request for an incentive award, provided, however, that he, she, or it files with the Court and sends to the parties’ counsel a signed letter or other written submission saying that he, she, or it objects to the Settlement in Basaraba v. Greenberg, et al., Case NO. CV-13-05061-PSG (SHx), and includes: (i) his, her, or its name, address, email address and telephone number; (ii) how many Skechers shares he, she, or it owned as of January 1, 2008, whether he, she, or it still owns those shares, and the initial purchase date of those shares; (iii) a detailed description of his, her, or its specific objections to any matter before the Court, and all the grounds for his, her, or its objections to the Settlement, including any documents he, she, or it wishes the Court to consider; and (iv) his, her, or its most recent brokerage account statement evidencing current ownership of shares of Skechers’ common stock and account statements evidencing continuing ownership from January 1, 2008, through the date of the Settlement Hearing. If such shareholder also intends to appear at the Settlement Hearing, such shareholder must also state his, her, or its intention to appear and provide the names of all witnesses he, she, or it wishes to present at the hearing, along with a statement of the matters on which such witnesses will testify and a summary of their proposed testimony. The objection and any supporting papers must be filed with the Court, by hand, mail, or overnight delivery, and received by Plaintiff’s Counsel and Individual Defendants’ and Skechers’ Counsel, by hand, mail, overnight delivery, fax, or email, at the addresses provided below no later than October 27, 2014.

FARUQI & FARUQI, LLP
DAVID E. BOWER
10866 Wilshire Boulevard, Suite 1470
Los Angeles, CA 90024
Fax: (310) 461-1427
dbower@faruqilaw.com

HYNES KELLER & HERNANDEZ, LLC
MICHAEL J. HYNES
1150 First Avenue, Suite 501
King of Prussia, PA 19406
Fax: (914) 752-3041
mhynes@hkh-lawfirm.com

Attorneys for Plaintiff Gloria Basaraba

O’MELVENY & MYERS LLP
SETH ARONSON
400 South Hope Street
Los Angeles, CA 90071
Fax: (213) 430-6407
saronson@omm.com

Attorney for Defendants Robert Greenberg, Michael Greenberg, Jeffrey Greenberg, David Weinberg, Richard Siskind, Geyer Kosinski, Morton Erlich, Richard A. Rappaport, and Thomas Walsh

SHEPPARD MULLIN RICHTER & HAMPTON, LLP
KENNETH A. O’BRIEN, JR.
333 South Hope Street, 43rd Floor
Los Angeles, CA 90071
Fax: (213) 620-1398
kobrien@sheppardmullin.com

Attorney for Nominal Defendant Skechers U.S.A., Inc.

CLERK OF THE COURT
UNITED STATES DISTRICT COURT
CENTRAL DISTRICT OF CALIFORNIA
WESTERN DIVISION
255 East Temple Street
Los Angeles, CA 90012

Any current Skechers shareholder who does not make his, her, or its objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness, reasonableness, or adequacy of the Settlement as incorporated in the Stipulation in this or any other action or proceeding relating to the aforementioned Settlement, but shall otherwise be bound by the Judgment to be entered.

VI. DISMISSAL AND RELEASE

Should the Settlement be approved by the Court following the Settlement Hearing, the Court will enter a Final Order and Judgment that:

1. Finds that the publication of the Notice, as described in the Stipulation, has been accomplished as directed and has provided the best notice practicable under the circumstances and has met the requirements of due process;

2. Approves the Settlement, including the Releases of the Released Persons, as fair, reasonable, and adequate to Skechers and its shareholders; and

3. Permanently bars any action asserting or relating in any way to the Released Claims.

VII. EXAMINATION OF PAPERS AND INQUIRIES

For a more detailed statement of the matters involved in this Derivative Action, reference is made to the pleadings, to the Stipulation, and to all other papers publicly filed in this Action, which may be inspected at the Office of the Clerk for the United States District Court for the Central District of California, Western Division, 312 North Spring Street, Los Angeles, CA, 90012, during regular business hours of each business day or at any time via the internet through the Public Access to Court Electronic Records (PACER) public access service.

If you have any questions about this case, you should contact Plaintiffs’ Counsel by writing:

FARUQI & FARUQI, LLP
DAVID E. BOWER
10866 Wilshire Boulevard, Suite 1470
Los Angeles, CA 90024
Fax: (310) 461-1427
dbower@faruqilaw.com

HYNES KELLER & HERNANDEZ, LLC
MICHAEL J. HYNES
1150 First Avenue, Suite 501
King of Prussia, PA 19406
Fax: (914) 752-3041
mhynes@hkh-lawfirm.com

PLEASE DO NOT ADDRESS INQUIRIES TO THE COURT